UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 9, 2017

(Date of Report)

July 31, 2017

(Date of earliest event reported)

International Paper Company

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee		38197
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 9, 2017, International Paper Company (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of April 12, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon (formerly known as The Bank of New York)), as trustee (together with the Supplemental Indenture, the “Indenture”). Pursuant to the Indenture, the Company issued and sold $1,000,000,000 aggregate principal amount of 4.350% Notes due 2048 (the “Notes”). The Notes bear interest at the rate of 4.350% per year and will mature on August 15, 2048. The Notes were sold pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3, File No. 333-202334, which became effective upon filing with the Securities and Exchange Commission on February 27, 2015. The closing of the sale of the Notes occurred on August 9, 2017. The Supplemental Indenture with respect to the Notes (including the form of Notes) is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

In connection with the issuance and sale of the Notes, the Company entered into an underwriting agreement (the “Underwriting Agreement”), dated July 31, 2017, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and SMBC Nikko Securities America, Inc. as representatives of the underwriters named in Schedule A thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

A copy of the opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes, is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated July 31, 2017, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and SMBC Nikko Securities America, Inc., as representatives of the underwriters named in Schedule A thereto.

Exhibit 4.1	Supplemental Indenture (including the form of Notes), dated as of August 9, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Errol A. Harris
Name: Errol A. Harris
Title: Vice President and Treasurer

Date: August 9, 2017

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated July 31, 2017, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and SMBC Nikko Securities America, Inc., as representatives of the underwriters named in Schedule A thereto.

Exhibit 4.1	Supplemental Indenture (including the form of Notes), dated as of August 9, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).